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                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" and to the incorporation by reference of our reports dated February 10, 1997, in this Registration Statement (Form N-1A 33-33734) of HSBC Mutual Funds Trust.


                                                /s/ Ernst & Young LLP
                                                -------------------------
                                                ERNST & YOUNG LLP


New York, New York
April 25, 1997